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                              THE ARBITRAGE FUNDS


                               SUMMARY PROSPECTUS

                                OCTOBER 1, 2010


                               THE ARBITRAGE FUND

                         CLASS R (NASDAQ SYMBOL: ARBFX)
                         CLASS I (NASDAQ SYMBOL: ARBNX)

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.thearbfund.com.
  You can also get this information at no cost by calling (800) 295-4485 or by sending an e-mail request to arbitrage@seic.com. The Fund's prospectus and statement of additional information, both dated October 1, 2010, as supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to achieve capital growth by engaging in merger arbitrage.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                               CLASS R SHARES       CLASS I SHARES
                                               --------------       --------------
Sales Charge (Load) Imposed on Purchases .....      None                None
Deferred Sales Charge (Load) .................      None                None
Sales Charge (Load) Imposed on
  Reinvested Dividends .......................      None                None
Redemption Fee (as a percentage of amount
  redeemed within 30 days of purchase) .......        2%                  2%
Exchange Fee (as a percentage of
  amount exchanged within 30 days of purchase)        2%                  2%



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ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                   CLASS R SHARES       CLASS I SHARES
                                                   --------------       --------------
Management Fees                                         1.12%                1.12%
Distribution and/or Service (12b-1) Fees                0.25%                 None
Other Expenses                                          1.43%                1.43%
  Dividend and Interest Expense on Short Positions      1.17%                1.17%
  All Remaining Other Expenses                          0.26%                0.26%
                                                       ------               ------
Total Annual Fund Operating Expenses(1)                 2.80%                2.55%
                                                       ======               ======

(1) The Fund has entered into an Expense Waiver and Reimbursement Agreement with the Fund's investment adviser so that total annual operating expenses of the Fund, not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses, do not exceed 1.69% of the Fund's average daily net assets allocable to the Class R shares and 1.44% of the Fund's average daily net assets allocable to the Class I shares. The agreement remains in effect until August 31, 2015, and thereafter continues until either party terminates it in writing.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                         --------------------------------------
      Class R Shares      $283      $868    $1,479     $3,128
      Class I Shares      $258      $793    $1,355     $2,885

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expense or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 371% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In attempting to achieve its objective, the Fund plans to invest at least 80% of its net assets in equity securities of companies (both domestic and foreign) that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Equity securities include common and preferred stock. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of corporate reorganizations. The Fund's investment adviser (Adviser) uses investment strategies designed to minimize market exposure including short selling and purchasing and selling options. The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced


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acquisition target company at a discount to their expected value upon completion of the acquisition. The Adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company's common stock and/or other securities may be sold short. The Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities. The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies. The Fund will sell or cover a security when the securities of the companies involved in the transaction do not meet the Fund's expected return criteria when gauged by prevailing market prices and the relative risks of the situation.

PRINCIPAL RISKS

As with all mutual funds, investing in the Fund entails risks that could cause the Fund and you to lose money. The principal risks of investing in the Fund are as follows:

o MERGER ARBITRAGE RISKS: The principal risk associated with the Fund's merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses.

o HIGH PORTFOLIO TURNOVER RISKS: The Fund's investment strategies may result in high turnover rates. This may increase the Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

o SHORT SALE/PUT AND CALL OPTIONS RISKS: The Fund may engage in various hedging practices, which by definition entail substantial risks. As stated above, the approach the Fund generally will use involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition and, at approximately the same time, an equivalent amount of the acquiring company's common stock and/or other securities may be sold short. But if an acquisition is called off or otherwise not completed, the Fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer's securities. Also, options transactions involve special risks that may make it difficult or impossible to unwind a position when the Fund desires.

o FOREIGN INVESTMENT RISKS: While the Fund attempts to hedge its foreign currency risk, the Fund's investments in foreign securities may be affected to a large degree by fluctuations in currency exchange rates. Its investments in foreign securities may also be affected to a large degree by political or economic conditions in a particular country.

o SWAP RISKS: The Fund may enter into derivatives called equity swaps. Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract's terms and the possible lack of liquidity with respect to the swap agreements. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


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ANNUAL TOTAL RETURNS

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the Fund's performance for each full calendar year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

PERFORMANCE OF CLASS R SHARES



                              [BAR GRAPH OMITTTED]




    8.95%   9.27%  15.18%   0.57%   -0.24%   5.87%   7.14%    -0.63%   10.05%
    2001    2002    2003    2004     2005    2006    2007      2008     2009


During the period shown in the bar chart, the highest return for a quarter was 6.21% during the quarter ended March 31, 2002 and the lowest return for a quarter was -3.65% during the quarter ended September 30, 2004.

The year-to-date return of the Fund's Class R shares through June 30, 2010 is -0.71% .

The performance of Class I shares will differ from that shown above to the extent that the Classes do not have the same expenses or inception dates.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2009

The table on the next page shows how the Fund's average annual total returns for Class R shares and Class I shares compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the returns of the Fund's Class R shares. After-tax returns are shown for Class R shares only and after-tax returns for Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end of the period (for purposes of the calculation, it is assumed that income dividends and capital gain distributions are reinvested at net asset value and that the entire account is redeemed at the end of the period, including reinvested amounts). The Fund's


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return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes or its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

                                        ONE       FIVE        SINCE
                                        YEAR      YEARS     INCEPTION*
                                        ----      -----     ----------
THE ARBITRAGE FUND
     Class R Return Before Taxes       10.05%     4.35%       6.04%
     Class R Return After Taxes
       on Distributions                 9.11%     3.15%       4.86%
     Class R Return After Taxes
       on Distributions and Sale
       of Fund Shares                   6.54%     3.04%       4.55%
     Class I Return Before Taxes       10.17%     4.55%       4.24%
STANDARD & POOR'S 500 INDEX
  (reflects no deduction for fees,
  expenses, or taxes)                  26.46%     0.42%      -0.93%

* The inception date for Class R shares is September 18, 2000, and the inception date for Class I shares is October 17, 2003. The "Since Inception" return reflected for the Standard & Poor's 500 Index is based on the inception date for Class R shares.

INVESTMENT ADVISER

Water Island Capital, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

John S. Orrico, President and Trustee of the Fund, has been a portfolio manager of the Fund since January 2000. Todd W. Munn, Portfolio Manger of the Fund, has been a portfolio manager of the Fund since January 2005. Roger P. Foltynowicz, Portfolio Manger of the Fund, has been a portfolio manager of the Fund since January 2005.

PURCHASE AND SALE OF FUND SHARES

Effective as of 4:00 p.m. Eastern Time July 19, 2010, the Class R shares and the Class I shares of the Fund are closed to new investors, subject to certain exceptions. For more information see the section "How to Purchase Shares -- Eligible Purchases" beginning on page 26 of the Fund's prospectus.

MINIMUM INVESTMENT AMOUNTS CLASS R SHARES -- The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments other than investments through the Fund's Automatic Investment Plan, which has a $100 minimum for investments.

MINIMUM INVESTMENT AMOUNTS CLASS I SHARES -- The minimum initial investment for all types of accounts is $100,000. There is no minimum for subsequent investments other than investments through the Fund's Automatic Investment Plan, which has a $100 minimum for investments.

You may conduct transactions by mail (The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri 64121-9842, 430 West 7th Street, Kansas City, Missouri 64105), or by telephone at 1-800-295-4485. Transactions will only occur on days the New York Stock Exchange (NYSE) is open. Investors who wish to purchase, exchange or redeem Class R or Class I shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or sell shares of the Fund may be placed. The Fund's transfer agent is open from 9:00 a.m. to 5:00 p.m. Eastern Time for purchase, exchange or redemption orders.

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.


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